UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 28, 2008
(February 22, 2008)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-32462	PNM Resources, Inc. Retirement Savings Plan	85-0468296
(formerly known as the PNM Resources, Inc. Master
Employee Savings Plan and Trust)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-32462	PNM Resources, Inc. Employee Stock Purchase Plan	85-0468296
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01  Changes in Registrant’s Certifying Accountant.

The purpose of this filing is to report a change in the independent accountants for two benefit plans sponsored by PNM Resources, Inc. (“PNMR”).  These plans are the PNM Resources, Inc. Retirement Savings Plan (formerly known as the PNM Resources, Inc. Master Employee Savings Plan and Trust) and the PNM Resources, Inc. Employee Stock Purchase Plan (collectively, the “Plans”).

Grant Thornton LLP has been engaged as the independent registered public accounting firm for these two benefit plans, effective February 26, 2008, replacing Deloitte & Touche LLP.   Grant Thornton LLP currently audits other PNMR benefit plans and the decision was made to consolidate the audits of all PNMR benefit plans with one firm.  The engagement of Grant Thornton LLP as the Plans’ independent registered public accounting firm has been approved by the Audit and Ethics Committee of the Board of Directors of PNMR.  There has been no change in the independent accountants for PNMR.

This report is being filed pursuant to both Item 401(a) and Item 401(b) of Form 8-K.

The following matters are reported on behalf of the Plans pursuant to Regulation S-K Item 304(a)(1):

(i)	On February 22, PNMR notified Deloitte & Touche LLP, of its intent to consolidate audit responsibilities with Grant Thornton LLP.

(ii)	Deloitte & Touche LLP’s reports on the Plans’ financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were the reports modified or qualified.

(iii)
The decision to consolidate the benefit plan audit responsibility with Grant Thornton LLP was made by the Benefits Department and was approved by the Audit and Ethics Committee of the Board of Directors of PNMR.

(iv)
In connection with the audits of the Plans for the past two fiscal years and through February 26, 2008, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report.

(v)	During the Plans’ two most recent fiscal years and through February 26, 2008, the Plans had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte & Touche LLP has been requested to furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made above.  A copy of such letter, dated February 28, 2008, is filed as Exhibit 16.1 to this Form 8-K.

The following matters are reported on behalf of the Plans pursuant to Regulation S-K Item 304(a)(2):

(vi)	Grant Thornton LLP was engaged as the independent registered public accounting firm to audit the financial statements of the Plans effective February 26, 2008.

(vii)
In connection with the audits of the Plans for the past two fiscal years and through February 26, 2008, neither PNMR nor anyone acting on their behalf consulted Grant Thornton LLP regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Plans’ respective financial statements; or (2) any matter set forth in Item 304(a)(2)(ii of Regulation S-K.

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EXHIBIT INDEX

Exhibit Number Description

16.1           Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated February 28, 2008.

________________________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: February 28, 2008	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Committee has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM Resources, Inc. Retirement Savings Plan (formerly PNM Resources, Inc. Master Employee Savings Plan and Trust) PNM Resources, Inc. Employee Stock Purchase Plan
(Name of Plans)

Date: February 28, 2008	/s/ Alice A. Cobb
Alice A. Cobb
Committee Chairperson, PNM Resources, Inc.
Benefits Governance Committee